OFFICE/WAREHOUSE LEASE

         This Indenture of lease, dated this 21st day of October, 1994, by and between Crown Packaging Corp. and/or its assigns hereinafter referred to as "Lessor", and Clean Green, Inc.
hereinafter referred to as "Lessee".

DEFINITIONS:

         "Premises" That certain real property located in the City of Golden Valley, County of Hennepin and State of Minnesota and legally described on Exhibit "A" attached hereto and made a part hereof, including all buildings and site improvements located thereon.

         "Building" That certain office/warehouse building containing approximately 27,753 square feet located upon the Premises and commonly described as Suite A.

         "Demised Premises" That certain portion of the Building located at 700 Florida Avenue and designated as Bay A, consisting of approximately 27,753 square feet, 3,200 square feet of office space and 24,553 square feet of warehouse space, as measured from the outside walls of the Demised Presides to the center of the partition wall. The Demised Premises include a non-exclusive easement for access to common areas, as hereinafter defined, and all licenses and easements appurtenant to the Demised Premises.

         "Common Areas" The term "common area" means the entire areas to be used to the non-exclusive use by Lessee and other lessees in the Building, including, but not limited to, corridors, lavatories, driveways, truck docks, parking lots and landscaped areas. Subject to reasonable rules and regulations promulgated by Lessor, the common areas are hereby made available to Lessee and its employees, agents, customers, and invitees for reasonable use in common with other lessees, their employees, agents, customers and invitees. The common areas are shown in Exhibit "A" attached hereto.

WITNESSETH:

TERM:

         1. For and in consideration of the rents, additional rents, terms, provisions and covenants herein contained. Lessor hereby lets, leases and demises to Lessee the Demised Premises for the term of 60 months commencing on the 1st day of December 1994 (sometimes called "the Commencement Date") and expiring the 30th day of November, 1999 (sometimes called "Expiration Date"), unless sooner terminated as hereinafter provided.

BASE RENT:

         2. Lessor reserves and Lessee shall pay Lessor, a total rental of Three Hundred Nineteen Thousand One Hundred Fifty-Nine and 50/100 Dollars ($319,159.50), payable in advance, in equal monthly installments of Five Thousand Three Hundred Nineteen and 32/100 ($5,319.32). Commencing on the Commencement Date and continuing on the first day of each and every month thereafter for the next succeeding months during the balance of the term (sometimes called "Base Rent"). In the event the Commencement Date falls on a date other than the first of a month the rental for that month shall be prorated and adjusted accordingly.

ADDITIONAL RENT:

         3. Lessee shall pay to Lessor throughout the term of this Lease the following:

                  a. Lessee shall pay a sum equal to Fifty-Four percent (54%) of the Real Estate taxes. The term "Real Estate Taxes" shall mean all real estate taxes, all assessments and any taxes in lieu thereof which may be levied upon or assessed against the Premises of which the Demised Premises are a part. Lessee, in addition to all other payments to Lessor by Lessee required hereunder shall pay to Lessor, in each year during the term of this Lease and any extension or renewal thereof. Lessee's proportionate share of such real estate taxes and assessments paid in the first instance by Lessor.

         In the event the taxing authorities include in such real estate taxes and assessments the value of any improvements made by Lessee, or of machinery, equipment, fixtures, inventory or other personal property or assets of Lessee, then Lessee shall pay all the taxes attributable to such items in addition to its proportionate share of said aforementioned real estate taxes and assessments. A photostatic copy of the tax statement and a detailed accounting of such Real Estate Taxes submitted by Lessor to Lessee shall be sufficient evidence of the amount of taxes and assessments assessed or levied against the Premises of which the Demised Premises are a part.

         b. A sum equal to Fifty-Four (54%) of the annual aggregate reasonable operating expenses incurred by Lessor in the operation, maintenance and repair of the Premises. If premises is expanded, Lessee's Additional Rent will be adjusted to reflect any proportionate square footage. The term "Operating Expenses" shall include but not be limited to maintenance, repair, replacement and care of all common area lighting, common area plumbing and roofs, parking and landscaped areas, signs, snow removal, non-structural repair and maintenance of the exterior of the Building. Insurance premiums, management fee, wages and fringe benefits of personnel employed for such work, costs of equipment purchased and used for such purposes, and the cost or portion thereof properly allocable to the Premises (amortized in accordance with generally accepted accounting principles with the interest at the rate of 10% per annum on the unamortized balance) of any capital improvements made to the Building by Lessor after the Base Year which result in a reduction of Operating Expenses or made to the Building by Lessor after the date of this Lease that are required under any governmental law or regulation that was not applicable to the Building at the time it was constructed.

         c. In no event shall the total adjusted monthly rent be less than Three Thousand Five Hundred Thirty-Eight and 51/100 Dollars ($3,538.51) per month during the term of this Lease.

         The payment of the sums set forth in this Article 3 shall be in addition to the Base Rent payable pursuant to Article 2 of this Lease. All sums due hereunder shall be due and payable within thirty (30) days of delivery of written certification by Lessor setting forth the computation of the amount due from Lessee. In the event the lease term shall begin or expire at any time during the calendar year, the Lessee shall be responsible for his pro-rata share of Additional Rent under subdivision a. and b. during the Lease and/or occupancy time.

         Prior to commencement of this Lease, and prior to the commencement of each calendar year thereafter commencing during the term of this Lease or any renewal or extension thereof, Lessor may reasonably estimate for each calendar year (i) the total amount of Real Estate Taxes; (ii) the total amount of Operating Expenses; (iii) Lessee's share of Real Estate Taxes for such calendar year; and (v) the computation of the annual and monthly rental payable during such calendar year as a result of increases or decreases in Lessee's share of Real Estate Taxes, and Operating Expenses. Said estimates will be in writing and will be delivered or mailed to Lessee.

         The amount of Lessee's share of Real Estate Taxes, and operating Expenses for each calendar year, so estimated, shall be payable as Additional Rent. In equal monthly installments, in advance, on the first day of each month during such calendar year at the option of Lessor. In the event that such estimate is delivered to Lessee before the first day of January of such calendar year, said amount, so estimated, shall be payable as additional rent in equal monthly installments, in advance, on the first day of each month during such calendar year. In the event that such estimate is delivered to Lessee after the first day of January of such calendar year, said amount, so estimated, shall be payable as additional rent in equal monthly installments, in advance, on the first day of each month over the balance of such calendar year, with the number of installments being equal to the number of full calendar months remaining in such calendar year.

         Within 60 days after completion of each calendar year during the term of this Lease or any renewal or extension thereof, Lessor shall cause its accountants to determine the actual amount of the Real Estate Taxes, and Operating Expenses payable in such calendar year and Lessee's share thereof and deliver a written certification of the amounts thereof to Lessee. If Lessee has underpaid its share of Real Estate Taxes, or Operating Expenses for such calendar year, Lessee shall pay no balance of its share of same within twenty
(20) days after the receipt of such statement. If Lessee has overpaid its share of Real Estate Taxes, or Operating Expenses for such calendar year, Lessor shall credit such excess against the most current monthly installment due Lessor for its estimate or Lessee's share of Real Estate Taxes and Operating Expenses for the next calendar year. A pro rata adjustment shall be made for a fractional calendar year occurring during the term of the Lease or any renewal or extension thereof based upon the number of days of the term of the Lease during said calendar year as compared to three hundred sixty-five (365) days and all additional sums payable by Lessee or credits due Lessee as a result of the provision of this Article 3 shall be adjusted accordingly.

         "In the event of any dispute in the amount of any payment actually due under this Section, Lessee shall pay the amount according to Lessee's bill or statement hereunder. However, such payment shall be without prejudice to Lessee's favor. By agreement or otherwise, Lessor shall credit Lessee the amount of Lessee's overpayment resulting from such compliance by Lessee. A bill or statement setting forth the amount of any payment due Lessor under this Section shall be deemed binding and conclusive if Lessee fails to object thereto within thirty (30) days after receipt thereof." If Lessee objects to statement, they can order an audit, at Lessee's expense, to clarify Lessee's objection, and a credit will be issued if audit finds in favor of Lessee.

COVENANT TO PAY RENT:

         4. The covenants of Lessee to Pay the Base Rent and the Additional Rent are each independent of any other covenant, condition, provision or agreement contained in this Lease. All rents are payable to Lessor at 8514 Eager Road, St. Louis, Missouri 63144.

UTILITIES:

         5. Lessor shall provide mains and conduits to supply water, gas, electricity and sanitary sewage to the Premises. Lessee shall pay, when due, all charges for sewer usage or rental, garbage disposal, refuse removal, water, electricity, gas, fuel oil, L.P. gas, telephone and/or other utility services or energy source furnished to the Demised Premises during the term of this Lease, or any renewal or extension thereof. If Lessor elects to furnish any of the foregoing utility services of other services furnished or caused to be furnished to Lessee, then the rate charged by Lessor shall not exceed the rate Lessee would be required to pay to a utility company or service company furnishing any of the foregoing utilities or services. The charges thereof shall be deemed additional rent in accordance with Article 3. In the event of a cessation of utilities for more than 2 days which is caused by the acts or omission of Lessor or its agents, contractors or employees, all rent payable only owing down period hereunder shall abate until such utilities are restored, only if cessation of utilities affects the conduct of business;

CARE AND REPAIR OF DEMISED PREMISES:

         6. Lessee shall, at all times throughout the term of this Lease, including renewals and extension, and at its sole expense, keep and maintain the Demised Premises in a clean, safe, sanitary and first class condition and in compliance with all applicable laws, codes, ordinances, rules and regulations. Lessee's obligations hereunder shall include but not be limited to the maintenance, repair and replacement, if necessary, of heating, air conditioning fixtures, equipment, and systems, all lighting and plumbing fixtures and equipment, fixtures, motors and machinery, as of, joists, flashings, downspouts, gutters, all interior walls, partitions, doors and windows, doors and docks and the replacement of all broker glass. When used in this provision, the term "repairs" shall include replacements or renewals when necessary, and all such repairs made by the Lessee shall be equal in quality and class to the original work. The Lessee shall keep and maintain all portions of the Demised Premises and the sidewalk and areas adjoining the same in a clean and orderly condition, free of accumulation of dirt, rubbish, snow and ice.

         If Lessee fails, refuses or neglects to maintain or repair the Demised Premises as required in this Lease within a reasonable time after notice shall have been given Lessee, in accordance with Article 33 of this Lease, Lessor may make such repairs without liability to Lessee for any loss or damage that may accrue to Lessee's merchandise, fixtures or other property or to Lessee's business by reason thereof, and upon completion thereof, Lessee shall pay to Lessor all reasonable costs by Lessor in making such repairs upon presentation to Lessee of bill therefor.

         Lessor shall repair, at its expense, the structural portions of the Building, provided however where structural repairs are required to be made by reason of the acts of Lessee, the costs thereof shall be borne by Lessee and payable by Lessee to Lessor upon demand.

         The Lessor shall be responsible for all outside maintenance of the Demised Premises, including grounds and parking areas. All such maintenance which is the responsibility of the Lessor shall be provided as reasonably necessary to the comfortable use and occupancy of Demised Premises during business hours, except Saturdays, Sundays and holidays (except in the case of an emergency), upon the condition that the Lessor shall not be liable for damages for failure to do so due to causes beyond Its control.

SIGNS:

         7. Any sign, lettering, picture, notice or advertisement installed on or in any part of the Premises and visible from the exterior of the Building, or visible from the exterior of the Demised Premises, shall be approved by Lessor and installed at Lessee's expense. In the event of a violation of the foregoing by Lessee, Lessor may remove the same without any liability and may charge the expense incurred by such removal to Lessor.

ALTERATIONS, INSTALLATION, FIXTURES:

         8. Except as hereinafter provided, Lessee shall not make nay alteration, additions, or improvements in or to the Demised Premises or add, disturb or in any way change any plumbing or wiring therein in excess of $1,000.00 without the prior written consent of the Lessor which consent shall not be unreasonably withheld or delayed. In the event alterations are required by any governmental agency by reason of the use and occupancy of the Demised Premises by Lessee, Lessee shall make such alterations at its own cost and expense after first obtaining Lessor's approval of plans and specifications therefor and furnishing such indemnification as Lessor may reasonably require against liens, costs, damages and expenses arising out of such alterations. Any approval shall not be unreasonably withheld or delayed. In the event alterations are required by any governmental agency by reason of the use and occupancy of the Demised Premises by Lessee, Lessee shall make such alterations at its own cost and expense after first obtaining Lessor's approval of plans and specifications therefor and furnishing such indemnification as Lessor may reasonably require against lines, costs, damages and expenses arising out of such alterations. Any approval shall not be unreasonably withheld or delayed. Alterations or additions by Lessee must be built in compliance with all laws, ordinances and governmental regulations affecting the premises and Lessee shall warrant to Lessor that all such alterations, additions, or improvements shall be in strict compliance with all relevant laws, ordinances, governmental regulations than in affect. Construction of such alterations or additions shall commence only upon Lessee obtaining and exhibiting to Lessor the requisite approvals, licenses and permits and indemnification against liens. All alterations, installations, physical additions or improvements to the Demised Premises made by Lessee shall at once become the property of Lessor and shall be surrendered to Lessor upon the termination of this Lease; provided, however, this clause shall not apply to movable equipment or furniture owned by Lessee which may be removed by Lessee at the end of the term if this Lease of Lessee is not then in default.

         "The parties acknowledge and agree that, while Landlord may review and approve the plans and specifications for the construction of alterations by Tenant within the Demised Premises, Landlord will not review said plans and specifications for compliance with the requirements and regulations of the Americans With Disabilities Act of 1990 ("ADA"), and Landlord shall not be responsible for any additions, modifications, or alterations to the design of the Demised Premises or to Tenant improvements, prior or subsequent to completion of construction thereof, which may be required in order that the Demised Premises comply with the terms and provisions of the ADA."

POSSESSION:

         9. Except as hereinafter provided Lessor shall deliver possession of the Demised Premises to Lessee in the condition required by this Lease on or before the Commencement Date, but delivery of possession prior to or later than such Commencement Date shall not affect the expiration date of this Lease. The rentals herein reserved shall commence on the date when possession of the Demised Premises is delivered by Lessor to Lessee. Any occupancy by Lessee prior to the beginning of the term shall in all respects be the same as that of Lessee under this Lease. Lessor shall have no responsibility or liability for loss or damage to fixtures, facilities or equipment installed or left on the Demised Premises. If Demised Premises are not ready for occupancy by Commencement Date and possession is later than Commencement Date, rent shall begin on date of possession.

SECURITY AND DAMAGE DEPOSIT:

         10. Lessee contemporaneously with the execution of this Lease, has deposited with Lessor the sum of Five Thousand Three Hundred Nineteen and 32/100 Dollars ($5,319.32),receipt of which is acknowledged hereby by Lessor, which deposit is to be held by Lessor, without liability for interest, as a security and damage deposit for the faithful performance by Lessee during the term hereof or any extension thereof. Prior to the time when Lessee shall be entitled to the return of this security deposit, Lessor may commingle such deposit with Lessor's own funds and to use such security deposit for such purpose as Lessor may determine. In the event of the failure of Lessee to keep and perform any of the terms, covenants and conditions of this Lease to be kept and performed by Lessee during the term hereof or any extension hereof, then Lessor, either with or without terminating this Lease may (but shall not be required to) apply such portion of said deposit as may be necessary to compensate or repay Lessor for all losses or damages sustained or to be sustained by Lessor due to such breach on the part of Lessee, including, but not limited to overdue and unpaid rent, any other sum payable by Lessee to Lessor pursuant to the provisions of this Lease, damages or deficiencies in the reletting of Demised Premises, and reasonable attorney's fees incurred by Lessor. Should the entire deposit or any portion thereof, be appropriated and applied by Lessor, in accordance with the provisions of this paragraph, Lessee upon written demand by Lessor, shall remit forthwith the Lessor a sufficient amount of cash to restore said security deposit to the original sum deposited, and Lessee's failure to do so within fifteen (15) days after receipt of such demand shall constitute a breach of this Lease. Said security deposit shall be returned to Lessee, less any depletion thereof as the result of the provisions of this paragraph, at the end of the term of this Lease or any renewal thereof, or upon the earlier termination of this Lease. Lessee shall have no right to anticipate return of said deposit by withholding any amount required to be paid pursuant to the provision of this Lease or otherwise.

         In the event Lessor shall sell the Premises, or shall otherwise convey or dispose of its interest in this Lease, Lessor may assign aid security deposit or any balance thereof to Lessor's assignee, whereupon Lessor shall be released from all liability for the return or repayment of such security deposit and Lessee shall look solely to the said assignee for the return and repayment of said security deposit to the extent that such security deposit was actually delivered to Lessor's assignee. Said security deposit shall not be assigned or encumbered by Lessee without such consent of Lessor, and any assignment or encumbrance without such consent shall not bind Lessor. In the event of any rightful and permitted assignment of this Lease by Lessee, said security deposit shall be deemed to be held by Lessor as a deposit made by the assignee, and Lessor shall have no further liability with respect to the return of said security deposit to the Lessee

USE:

         11. The Demised Premises shall be used and occupied by Lessee solely for the purposes of light manufacturing and office so long as such use is in compliance with all applicable laws, ordinances and governmental regulations affecting the Building and Premises. The Demised Premises shall not be used in such manner that, in accordance with any requirement of law or of any public authority, Lessor shall be obligated on account of the purpose or manner of said use to make any addition or alterations to or in the Building. The Demised Premises shall not be used in any manner which will increase the rates required to be paid for public liability or for fire and extended coverage insurance covering the Premises. Lessee shall occupy the Demised Premises conduct its business and control its agents, employees, invitees and visitors in such a way as is lawful, and reputable and will not permit or create any nuisance, noise, odor, or otherwise interferes with, annoy or disturb any other Lessee in the Building in its normal business operations or Lessor in its management of the Building. Lessee's use of the Demised Promises shall conform to all the Lessor's reasonable rules and regulations relating to the use of the Premises. Outside storage on the Premises of any type of equipment property or materials owned or used on the Premises by Lessee or its customers and suppliers shall not be permitted.

ACCESS TO DEMISED PREMISES:

         12. The Lessee agrees to permit the Lessor and the authorized representatives of the Lessor after 24 hour notice, unless due to an emergency to enter the Demised Premises at all times during usual business hours for the purpose of inspecting the same and making any necessary repairs to the Demised Premises and performing any work therein that may be necessary to comply with any laws, ordinances, rules, regulations or requirements of any public authority or the Board of Fire Underwriters or any similar body or that the Lessor may deem necessary to prevent waste or deterioration in connection with the Demised Premises. Nothing herein shall imply any duty upon the part of the Lessor to do any such work which, under any provision of this Lease, the Lessee may be required to perform and the performance thereof by the Lessor shall not constitute a waiver of the Lessee's default in failing to perform the same. The Lessor may, during the progress of any work in the Demised Premises, keep and store upon the Demised Premises all necessary materials, tools and equipment. The Lessor will use all reasonable efforts not to interfere with the operation of Lessee's business, however, the Lessor shall not in any event be liable for inconvenience, annoyance, disturbance, loss of business, or other damage of the Lessee by reason of making repairs or the performance of any work in the Demised Premises, or on account of bringing materials, supplies and equipment into or through the Demised Premises during the course thereof and the obligations of the Lessee under this Lease shall not thereby by affected in any manner whatsoever.

         Lessor reserves the right to enter upon the Demised Premises at any time in the event of an emergency and at reasonable hours to exhibit the Demised Premises to prospective purchasers or others; and to exhibit the Demised Premises to prospective Lessors and to display "For Lease" during the last One hundred Twenty Days (120) days of the term of this Lease, all without hindrance or molestation by Lessee.

EMINENT DOMAIN:

         13. In the event of any eminent domain or condemnation proceeding or private sale in lieu thereof in respect to the Premises during the term thereof, the following provision shall apply:

         a. If the whole of the Premises shall be acquired or condemned by eminent domain or any public or quasipublic use or purpose, then the term of this Lease shall cease and terminate as of the date possession shall be taken in such proceeding and all rentals shall be paid up to that date.

         b. If any part constituting less than the whole of the Premises shall be acquired or condemned as aforesaid, and in the event that such partial taking or condemnation shall materially affect the Demised Premises so as to render the Demised Premises unsuitable for the business of the Lessee, in the reasonable opinion of the Lessor or Lessee, then the term of this Lease shall cease and terminate as of the date possession shall be taken by the condemning authority and rent shall be paid to the date of such termination

         In the event of a partial taking or condemnation of the Premises which shall not materially affect the Demised promises so as to render the Demised Premise unsuitable for the business of the Lessee, in the reasonable opinion of the Lessor or the Lessee, this Lease shall continue in full force and effect but with a proportionate abatement of the Base Rent and Additional Rent based on the portion, if any, of the Demised Premise taken. Lessor shall restore the Building and the Demised Premises to substantially the same condition as they were prior to such condemnation. In such event, Lessor shall give written notice to Lessee, within thirty (30) days following the date possession shall be taken by the condemning authority, of Lessor's obligation to restore. Upon Lessor's notice of obligation to restore, Lessor shall commence restoration and shall restore the Building and the Demised Premises with reasonable promptness, subject to delays beyond Lessor's control and delays in the making of condemnation or sale proceeds adjustments by Lessor; and Lessee shall have no right to terminate this Lease except as herein provided. Upon completion of such restoration, the rent shall be adjusted based upon the portion, if any, of the Demised Premises restored.

         c. Except as provided below, in the event of any condemnation or taking as aforesaid, whether whole or partial, the Lessee shall not be entitled to any part of the awarded paid for such condemnation and Lessor is to receive the full amount of such awarded, the Lessee hereby expressly waiving any right to claim to any part thereof.

         d. Although all damages in the event of any condemnation shall belong to the Lessor whether such damages are award as compensation for diminution in value of the leasehold or to the fee of the Demised Premises, Lessee shall have the right to claim and recover from the condemnating authority, but not from Lessor, such compensation as may be separately awarded or recoverable by Lessee in Lessee's own right on account of any and all damage to Lessee's business by reason of the condemnation and for or on account of any cost or loss to which Lessee might be put in removing Lessee's merchandise, furniture, fixtures, leasehold improvements and equipment. However, Lessee shall have no claim against Lessor or make any claim with the condemning authority to the loss of its leasehold estate, any unexpired term of loss of any possible renewal or extension of said lease or loss of any possible value of said lease, any unexpired term, renewal or extension of said Lease.


DAMAGE OR DESTRUCTION:

         14. In the event of any damage or destruction to the Premises by fire or other cause during the term hereof, the following provisions shall apply:

         a. If the Building is damaged by fire or any other cause to such extent that the cost of restoration, as reasonably estimated by Lessor, will equal or exceed thirty percent (30%) of the replacement value of the Building (exclusive of foundations) just prior to the occurrence of the damage, then Lessor may, no later than the sixtieth (60th) day following the damage, give Lessee written notice of Lessor's election to terminate this Lease.

         b. If the cost of restoration as reasonably estimated by Lessor will equal or exceed fifty percent (50%) of said replacement value of the Building and if the Demised Premises are not suitable as a result of said damage for the purposes for which they are demised hereunder, in the reasonable opinion of Lessee, then Lessee may, no later than the sixtieth (60th) day following the damage, give Lessor a written notice of election to terminate this Lease.

         c. If the cost of restoration as estimated by Lessor shall amount to less than thirty percent (30%) of said replacement value of the Building, or if, dispute the cost, Lessor does not elect to terminate this Lease, Lessor shall restore the Building and the Demised Premises with reasonable promptness, subject to delays beyond Lessor's control and delays in the making of insurance adjustments by Lessor; and Lessee shall have no right to terminate this Lease except as herein provided, Lessor shall not be responsible for restoring or repairing leasehold improvements of the Lessee, which are made by Lessee and not Lessor.

         d. In the event of either of the elections to terminate, this Lease shall be deemed to terminate on the date of the receipt of the notice of election and all rentals shall be paid up to that date. Lessee shall have no claim against Lessor for the value of any unexpired term of this Lease.

         e. In any case where damage to the Building shall materially affect the Demised Premises so as to render them unsuitable in whole or in part for the purpose for which they are demised hereunder, then, unless such destruction was wholly or partially caused by the negligence or breach of the terms of this Lease by Lessee, its employees, contractors or licensees, a portion of the rent based upon he amount of the extent to which the Demised Premises are rendered unsuitable shall be abated until repaired or restored. If the destruction or damage was wholly or partially caused by negligence or breach of the terms of this Lease by Lessee as aforesaid and if Lessor shall elect to rebuild, the rent shall not abate and the Lessee shall remain liable for the same.

CASUALTY INSURANCE:

         15. a. Lessor shall at all times during the terms of this Lease, at its expense, maintain a policy or policies of insurance with premiums paid in advance issued by an insurance company licensed to do business in the State of Minnesota insuring the Building against loss or damage by fire, explosion or other insurance hazards and contingencies for the full replacement value, provided that Lessor shall not be obligated to insure any furniture, equipment, machinery, goods or supplies not covered by this Lease which Lessee may bring upon the Demised Premises or any additional improvements which Lessee may construct or install on the Demised Premise.

         b. Lessee shall not carry any stock of goods or do anything in or about the Demised Premises which will in any way impair or invalidate the obligation of the insurer under any policy of insurance required by this Lease.

         c. Lessor hereby waives and releases all claims, liabilities and causes of action against Lessee and its agents, servants and employees for loss or damage to, or destruction of, the Premises or any portion thereof, including the buildings and other improvements situated thereon, resulting from fire, explosion and other merits included standard extended coverage insurance, whether caused by the negligence of any of said persons or otherwise. Likewise, Lessee hereby waives and releases all claims, liabilities and causes of action against Lessor and its agents, servants and employees for loss or damage to, or destruction of, any of the improvements, fixtures, equipment, supplies, merchandise and other property, whether that of Lessee or of others, upon or about the Premises resulting from fire, explosion or the other perils included in standard extended coverage insurance, whether caused by the negligence of any of said persons or otherwise. The waiver shall remain in force whether or not the Lessee's insurer shall consent thereto.

         d. In the event that the use of the Demised Premises by Lessee increases the premium rate for insurance carried by Lessor on the improvements of which the Demised Premises are a part, Lessee shall pay Lessor, upon demand, the amount of such premium increase. If Lessee installs any electrical equipment that overloads the power lines to the building or its wiring. Lessee shall, at its own expense, make whatever changes are necessary to comply with the requirements of the insurance underwriter, insurance rating bureau and governmental authorities having jurisdiction.

PUBLIC LIABILITY INSURANCE:

         16. Lessee shall during the term hereof keep in full force and effect at its expense a policy or policies of public liability insurance with respect to the Demised Premises and the business of Lessee, on terms with companies reasonably approved in writing by Lessor, in which both Lessee and Lessor shall be covered by being named as insured parties under reasonable limits of liability not less than: $500,000 for injury/death to any one person; $1,000,000 for injury/death to more than one person, and $500,000 with respect to damage to property. Such policy or policies shall provide that ten (10) days written notice must be given to Lessor prior to cancellation thereof. Lessee shall furnish evidence satisfactory to Lessor at the time this Lease is executed that such coverage is in full force and effect.

DEFAULT OF LESSEE:

         17. a. In the event of any failure of Lessee to pay any rental due hereunder within ten (10) days after the same shall be due, or any failure to perform any other of the terms, conditions or covenants of this Lease to be observed or performed by Lessee for more than thirty (30) days after written notice of such failure shall have been given to Lessee, or if Lessee or any guarantor of this Lease shall become bankrupt or insolvent, or file any debtor proceedings or any person shall take or have against Lessee or any guarantor of this Lease in any court pursuant to any statue either of the United States or of any state a petition of bankruptcy or for reorganization or for the appointment of a receiver or trustee of all or a portion of Lessee's or any such guarantor's property, of if Lessee or any such guarantor makes an assignment for the benefit or creditors, or petitions for or enters into an arrangement, of if Lessee shall abandon the Demised Premises or suffer this Lease to be taken under any writ of execution, then in any such event Lessee shall be in default hereunder, and Lessor, in addition to other rights of remedies it may have, shall have the immediate right or re-entry and may remove all persons and property from the Demised Premises and such property may be removed and stored in a public warehouse or also where at the cost of, and for the account of Lessee, all without service of notice or resort to legal process and without being guilty of trespass, or becoming liable for any loss or damage which may be occasioned thereby.

         b. Should Lessor elect to re-enter the Demised Premises, as herein provided, or should it take possession of the Demised Premises pursuant to legal proceedings or pursuant to any notice provided for by law, it may either terminate this Lease or it may from time to time, without terminating this Lease, make such alterations and repairs as may be necessary in order to relet the Demised Premises, and relet the Demised Promises or any part thereof upon such term or terms (which may be for a term extending beyond the term of this Lease) and at such rental or rentals and upon such other terms and conditions as Lessor in its sole discretion may deem advisable. Upon each such subletting all rentals received by the Lessor from such reletting shall be applied first to the payment of any indebtedness other than rent due hereunder from Lessee to Lessor; second, to the payment of any reasonable costs and expenses of such reletting, including brokerage fees and attorney's fees and costs of such alterations and repairs; third, to the payment of the rent due and unpaid payment of future rent s the same may become due and payable hereunder. If such rentals received from such reletting during any month be less than that to be paid during that month by Lessee hereunder, Lessee, upon demand, shall pay any such deficiency to Lessor. No such re-entry or taking possession of the Demised Premises by Lessor shall be construed as an election on its part to terminate this Lease unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination, Lessor may at any time after such re-entry and reletting elect to terminate this Lease for any such breach, in addition to any other remedies it may have, it may recover from Lessee all damages it may incur by reason of such breach, including the cost of recovering the Demised Premises, reasonable attorney's fees, and including the worth at the time of such termination of the excess, if any, of the amount of rent and charges equivalent to rent reserved in this Lease for the reminder of the stated term over the ten reasonable rental value of the Demised Premises for the remainder of the stated term, all of which amounts shall be immediately due and payable form Lessee to Lessor.

         c. Lessor may, at its option, instead of exercising any other rights or remedies available to it in this Lease or otherwise by law, statue or equity, spend such money as is reasonably necessary to cure any default of Lessee herein and the amount so spent, and costs incurred, including attorney's fees in curing such default, shall be paid by Lessee, and additional rent, upon demand.

         d. In the event suit shall be brought for recovery of possession of the Demised Premises, for the recovery of rent of any other amount due under the provisions of this Lease, or because of the breach of any other covenant herein contained on the part of Lessee to be kept or performed, and a breach shall be established by a court of competent jurisdiction, Lessee shall pay to Lessor all reasonable expenses incurred therefor, including a reasonable attorney's fee, together with interest on all such expenses at the rate of ten percent (10%) per annum from the date of such broach of the covenants of this Lease.

         e. Lessee hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Lessee being evicted or dispossessed for any cause, or in the event of Lessor obtaining possession of the Demised Premises, by reason of the violation by Lessee of any of the covenants or conditions of this Lease, or otherwise.

         f. No remedy herein or elsewhere in this Lease or otherwise by law, statue or equity, conferred upon or reserved to Lessor or Lessee shall be exclusive of any other remedy, but shall be cumulative, and may be exercised from time to time and as often as the occasion may arise.

COVENANTS TO HOLD HARMLESS:

         18. Unless the liability for damage or loss is caused by the negligence of Lessor, its agents or employees, Lessee shall hold harmless Lessor from any liability for damages to any person or property in or upon the Demised Premises caused by the acts or omissions of Lessee or its employees or agents, including the person and the property of Lessee and its employees and all persons in the Building at its or their invitation or sufferance, and from all damages resulting from Lessee's failure to perform the covenants of this Lease. All property kept, maintained or stored on the Demised Premises shall be so kept, maintained or stored at the sole risk of Lessee. Lessee agrees to pay all sums of money in respect of any labor, service, materials, supplies or equipment furnished or alleged to have been furnished to Lessee in or about the Premises, and not furnished on order of Lessor, which may be secured by and Mechanic's Materialmen's or other lien to be discharged at the time performance of any obligation secured thereby matures, provided that Lessee may contest such lien, but if such lien is reduced to final judgment and if such judgment or process thereon is not stayed, or if stayed and said stay expires, then and in each such event, Lessee shall forthwith pay and discharge said judgment. Lessor shall have the right to post and maintain on the Demise Premises, notices of non-responsibility under the laws of the State of Minnesota.

NON-LIABILITY:

         19. Subject the terms and conditions of Article 14 hereof, and except to the extent caused by the gross negligence or willful misconduct of Lessor, its agents, contractors or employees, Lessor shall not be liable for damage to any property of Lessee or of others located on the Premises, not for the loss of or damage to any property of Lessee or of others by theft or otherwise. Lessor shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain or snow or leaks from any part of the Premises or from the pipes, appliances, or plumbing works or from the roof, street or subsurface or from any other place or by dampness or by any other cause of whatsoever nature. Lessor shall not be liable for any such damage caused by other Lessees or persons in the Premises, occupants of adjacent property of the buildings, or the public or caused by operations in construction of any private, public or quasipublic work not completed by Landlord. Lessor shall not be liable for any latent defect in the Demised Premises. All property of Lessee kept or stored on the Demised Premises shall be so kept or stored at the risk of Lessee only and Lessee shall hold Lessor harmless from any claims arising out of damage to the same, including subrogation claims by Lessee's insurance carrier.

SUBORDINATION:

         20. This Lease shall be subordinated to any mortgages that may now exit or that may hereafter be placed upon the Demised Premises and to any and all advances made thereunder, and to the interest upon the indebtedness evidenced by such mortgages, and to all renewals, replacements and extensions thereof. In the event of execution by Lessor after the date of this Lease of any such mortgage renewal, replacement or extension, Lessee agrees to execute a subordination agreement with the holder thereof of any mortgage on the premises which agreement Lessor agrees to provide from its lender shall provide that:

                  a. Such holder shall not disturb the possession and other rights of Lessee under this Lease so long as Lessee is not in default hereunder.

                  b. In the event of acquisition of title to the Demised Premises by such holder, such holder shall accept the Lessee as Lessee of the Demised Premises under the terms and conditions of this Lease and shall perform all the obligations of Lessor hereunder, and

                  c. The Lessee shall recognize such holder as Lessor hereunder. Lessee shall, within 20 days after receipt of a request from Lessor therefor, execute and deliver to Lessor or to any proposed holder of a mortgage or trust deed or to any proposed purchaser of the Premises, a certificate in recordable form, certifying that this Lease is in full force and effect, and that there are no offsets against rent nor defenses to Lessee's performance under this Lease, or setting further any such offsets or defenses claimed by Lessee, as the case may be.

ASSIGNMENT OR SUBLETTING:

         21. Lessee agrees to use and occupy the Demised Premises throughout the entire term hereof for the purpose or purposes herein specified and for no other purposes, in the manner and to substantially the extent now intended, and not to transfer or assign this Lease or sublet said Demised Premises, or any part thereof, whether by voluntary act, operation of law, or otherwise, without obtaining the prior written consent of Lessor in each instance. Lessee shall seek such consent of Lessor by a written request therefor, setting forth such information as Lessor may deem necessary. Lessor agrees not to withhold consent unreasonably. Consent by Lessor to any assignment of this Lease or to any subletting of the Demised Premises shall not be a waiver of Lessor's rights under this Article as to any subsequent assignment or subletting. Lessor's rights to assign this Lease are and shall remain unqualified. No such assignment or subleasing shall relieve the Lessee from any of Lessee's obligations in this Lease contained, nor shall any assignment or sublease or other transfer of this Lease be effective unless the assignees, sublease or transferee shall at the time of such assignment, sublease or transfer, assume in writing for the benefit of Lessor, its successors or assigns, all of the forms, covenants and conditions of this Lease thereafter to be performed by Lessee and shall agree in writing to be bound thereby.

ATTORNMENT:

         22. In the event of a sale or assignment of Lessor's interest, in the Premises, or the Building in which the Demised Premises are located, or this Lease, or if the premises come into custody or possession of a mortgage or any other party whether because of a mortgage foreclosure, or otherwise, Lessee shall attorn to such assignee or other party and recognize such party as Lessor hereunder; provided, however, Lessee's peaceable possession will not be disturbed so long as Lessee faithfully performs its obligations under this Lease. Lessee shall execute, on demand, any attornment agreement required by any such party to be executed, containing such provisions and such other provisions as such party may require.

NOVATION IN THE EVENT OF SALE:

         23. In the event of the sale of the Demised Premises, Lessor shall be and hereby is relieved of all of the covenants and obligations created hereby accruing from and after the date of sale, and such sale shall result automatically in the purchaser assuming and agreeing to carry out all the covenants and obligations of Lessor herein. Notwithstanding the foregoing provisions of this Article, Lessor, in the event of a sale of the Demised Premises, shall cause to be included in this agreement of sale and purchase a covenant whereby the purchaser of the Demised Premises assumes and agree to carry out all of the covenants and obligations of Lessor herein.

      The Lessee agrees at any time and from time to time upon not less than twenty (20) days prior written request by the Lessor to execute, acknowledge and deliver to the Lessor a statement in writing notifying that this Lease is unmodified and in full force and effect as modified and stating the modifications, and the dates to which the basic rent and other charges have been paid in advance, if any, it being intended that any such statement delivered pursuant to this paragraph may be relied upon by any prospective purchaser of the fee or mortgagee or assignee of any mortgage upon the fee of the Demised Premises.

SUCCESSORS AND ASSIGNS:

      24. The terms, covenants and conditions hereof shall be binding upon and inure to the successors and assigns of the parties hereto.

REMOVAL OF FIXTURES:

         25. Notwithstanding anything contained in Article 8, 29 or elsewhere in this Lease, if Lessor requests then Lessee will promptly remove at the sole cost and expense of Lessee all fixtures, equipment and alterations made by Lessee simultaneously with vacating the Demised Premises and Lessee will promptly restore said Demised Premises to the condition that existed immediately prior to said fixtures, equipment and alterations having been made all at the sole cost and expense of Lessee.

QUIET ENJOYMENT:

         26. Lessor warrants that it has full right to execute and to perform this Lease and to grant the estate demised, and that lessee, upon payment of the rents and other amounts due and the performance of all the terms, conditions, covenants and agreements on Lessee's part to be observed and performed under this Lease, may peaceably and quietly enjoy the Demised Promises for the business uses permitted hereunder, subject, nevertheless, to the terms and conditions of this Lease.

RECORDING:

         27. Lessee shall not record this Lease without the written consent of Lessor. However, upon the request of either party hereto, the other party shall join in the execution of the Memorandum lease for the purposes of recordation. Said Memorandum lease shall describe the parties, the Demised Premises and the term of the Lease and shall incorporate this Lease by reference. This Article 27 shall not be construed to limit Lessor's right to file this Lease under Article 22 of this Lease.

OVERDUE PAYMENTS:

         28. All monies due under this Lease from Lessee to Lessor shall be due on demand, unless otherwise specified and if not paid within 5 days after it us due, shall result in the imposition of a service charge for such late payment in the amount of Ten percent (10%) of the amount due.

SURRENDER:

      29. On the Expiration Date or upon the termination hereof upon a day other than the Expiration Date, Lessee shall peaceably surrender the Demised Premises broom-clean in good order, condition and repair, reasonable wear and tear only excepted. On or before the Expiration Date or upon termination of this Lease on a day other than the Expiration Date, Lessee shall, at its expense, remove all trade fixtures, personal property and equipment and signs from the Demised Premises and any property not removed shall be deemed to have been abandoned. Any damage caused in the removal of such items shall be repaired by Lessee and at its expense, ordinary wear and tear accepted. All alterations, additions, improvements and fixtures (other than trade fixtures) which shall have been made or installed by Lessor or Lessee upon the Demised Premises and all floor covering so installed shall remain upon and be surrendered with the Demised Premises as a part thereof, without disturbance, molestation or injury, and without charge, at the expiration or termination of this Lease. If the Demised Premises are not surrendered on the Expiration Date or the date of termination, Lessee shall indemnify Lessor against loss or liability, claims, without limitation, made by any succeeding Lessee founded on such delay. Lessee shall promptly surrender all keys for the Demised Premises to Lessor at the place then fixed for payment of rent and shall inform Lessor of combinations of any locks and safes on the Demised Premises.

HOLDING OVER:

         30. In the event of a holding over by Lessee after expiration or termination of this Lease without the consent in writing of Lessor, Lessee shall be deemed a lessee at sufferance and shall pay rent for which occupancy at the rate of 150% of the lease-current aggregate lease and Additional Rent, prorated for the entire holdover period, plus all reasonable attorney's fees and expenses incurred by Lessor in enforcing its rights hereunder, plus any other damages occasioned by such holding over. Except as otherwise agreed, any holding over with the written consent of Lessor shall constitute Lessor a month-to-month lessee.

ABANDONMENT:

         31. In the event Lessee shall remove its fixtures, equipment or machinery or shall remove its fixtures, equipment or machinery or shall vacate the Demised Premises or any part thereof prior to the Expiration Date of this Lease, or shall discontinue or suspend the operation of its business conducted on the Demised Premises for a period of more than thirty (30) consecutive days (except during any time when the Demised Premises may be rendered untenantable by reason of fire or other casualty), then in any such event Lessee shall be deemed to have abandoned the Demised Premises and Lessee shall be in default under the terms of this Lease.

CONSENTS BY LESSOR:

         32. Whenever provision is made under this Lease for Lessee securing the consent or approval by Lessor, such consent or approval shall only be in writing.

NOTICES:

         33. Any notice required or permitted under this Lease shall be deemed sufficiently given or secured if sent by registered or certified return receipt mail to Lessee at 700 Florida Avenue South, Suite A, Golden Valley, Minnesota and to Lessor at the address then fixed for the payment of rent as provided in
Article 4 of this Lease, and either party may by like written notice at any time designate a different address to which notices shall subsequently be sent or rent to be paid.

RULES AND REGULATIONS:

         34. Lessee shall observe and comply with the reasonable rules and regulations as Lessor may prescribe on written notice to Lessee for the safety, care and cleanliness of the Building.

INTENT OF PARTIES:

         35. Except as otherwise provided herein, the Lessee covenants and agrees that if it shall any time fail to pay any such cost or expenses, or fail to take out, pay for, maintain or deliver any of the insurance policies above required, or fail to make any other payment or perform any other act on its part to be made or performed as in this Lease provided, then the Lessor may, but shall not be obligated so to do, and after reasonable written notice and without waiving or releasing the Lessee from any obligations of the Lessee in this Lease contained, pay any such cost or expense, effect any such insurance coverage and pay premiums therefor, and may make any other payment or perform any other act on the part of the Lessee to be made and performed as in this Lease provided, in such manner and to such extent as the Lessor may deem desirable, and in exercising any such right, to also pay all necessary and incidental costs and expenses, employ counsel and incur and pay reasonable attorneys' fees. All reasonable sums so paid by Lessor and all necessary and reasonable incidental costs and expenses in connection with the performance of any such act by the Lessor, together with interest thereon at the rate of Ten percent (10%) per annum from the date of making of such expenditure, by Lessor, shall be deemed additional rent hereunder, and shall be payable to Lessor within 10 days after demand. Lessee covenants to pay any such sum or sums with interest as aforesaid and the Lessor shall have the same rights and remedies in the event of the non-payment thereof by Lessee as in the case of default by Lessee in the payment of the Base Rent payable under this Lease.

GENERAL:

         36. The Lease does not create the relationship of principal and agent or of partnership or of joint venture or of any association between Lessor and Lessee, the sole relationship between the parties hereto being that of Lessor and Lessee.

         No waiver of any default of Lessee hereunder shall be implied from any omission by Lessor to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect any default other than the default specified in the express waiver and that only for the time and to the extent therein stated. One or more waivers by Lessor shall not then be construed as a waiver of a subsequent breach of the same covenant, term or condition. The consent to or approval by Lessor of any act by Lessee requiring Lessor's consent or approval shall not waive or render necessary Lessor's consent to or approval of any subsequent similar act by lessee shall be construed to be both a covenant and a condition. No action required or permitted to be taken by or on behalf of Lessor under the terms or provisions of this Lease shall be deemed to constitute an eviction or disturbance of Lessee's possession of the Demised Premises. All preliminary negotiations are merged into and incorporated in this Lease. The laws of the State of Minnesota shall govern the validity, performance and enforcement of this Lease.

                  a. This Lease and the exhibits, if any, attached hereto and forming a party hereof, constitute the entire agreement between Lessor and Lessee affecting the Demised Premises and here are no other agreements, either oral or written, between them other than are herein set forth. No subsequent alteration, amendment, change or addition to this Lease shall be binding upon Lessor Lessee unless reduced to writing and executed in the same form and manner in which this Lease is executed.

      b. If any agreement, covenant or condition of this Lease or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such agreement, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each agreement, covenant or condition of this Lease shall be valid and be enforced to the fullest extent permitted by law.

GOVERNMENTAL REGULATIONS:

         37. a. The Demised Premises hereby leased shall be used by and/or at the sufferance of Lessee only for the purpose set forth in Article 11 above and for no other purposes except as incidental to a permitted use, Lessee shall not use or permit the use of the Demised Premises in any manner that will tend to create waste or a nuisance, or will tend to unreasonably disturb other Lessees in the Building or the Premises. Lessee, its employees and all persons visiting or doing business with Lessee in the Demised Premises shall be bound by and shall observe the reasonable rules and regulations made by Lessor relating to the Demised Premises, the Building or the Premises of which notice in writing shall be given to the Lessee, and all such rules and regulations shall be deemed to be incorporated into and form a part of this Lease.

                  b. Lessee covenants throughout the Lease Term, at Lessee's sole cost and expense, promptly to comply with all laws and ordinances and the orders, rules and regulations and requirements of all federal, state and municipal governments and appropriate departments, commissions, boards, and officers thereof, and the orders, rules and regulations of the Board of F ire Underwriters where the Demised Premises are situated, or any other body now or hereafter as well as extraordinary, and whether or not the same require structural repairs or alterations, which may be applicable to the Demised Premises, or the use or manner of Lessee's use of the Demised Premises. Lessee will likewise observe and comply with the requirements of all policies of public liability, fire and all other policies of insurance at any time in force with respect to the buildings and improvements on the Demised Premises and the equipment thereof, proved such policies have been delivered to Lessee and do not conflict with this Lease.

                  c. In the event any Hazardous Material (hereinafter defined) is brought or caused to be brought into or onto the Demise Premises, the Building or the Premises by Lessee, Lessee shall handle any such material incompliance with all applicable federal, state and/or local regulations. For purposes of this Article, "Hazardous Material" means and includes any hazardous, toxic or dangerous waste, substance or material defined as such in (or for purposes of) the Comprehensive Environmental Response, Compensation, and Liability Act, and so-called "Superfund" or "Superlien" law, or any federal, state or local statute, law, ordinance, code, rule, regulation, order decree regulation, relating or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material, as now or at any time hereafter in affect. Lessee shall submit to Lessor on an annual basis copies of its approved hazardous materials communication plan, OSHA monitoring plan, and permits required by the Resource Recovery and Conservation Act of 1976 if Lessee is required to prepare, file or obtain any such plans or permits. Lessee will indemnify and hold harmless Lessor from any losses, liabilities, damages, cost or expenses (including reasonable attorneys' fees) which Lessor may suffer or incur as a result of Lessee's introduction into or onto the Demised Premised, Building or Premises of any Hazardous Material. This Article shall survive the expiration or sooner termination of this Lease.

      "Tenant shall be responsible for and shall bear all costs and expenses associated with any and all alterations to the Demised Premises, that ma be required by the ADA, for the accommodation of disabled individuals who may be employed from time to time by Tenant, or any disabled customers, clients, guests or invitees or sublessee of Tenant. Tenant shall indemnify and hold Landlord harmless from and against any and all costs incurred or arising from the failure of the Demised Premises to conform with the ADA, including the costs of making any alterations, renovations or accommodations required by the ADA, or nay government enforcement agency, or any court, any and all finesses, civil penalties, and damages awarded against Landlord resulting from a violation or violations of the ADA, and all reasonable legal expenses and court costs incurred in defending claims made under the ADA, including reasonable attorneys' fees."

CAPTIONS:

         39. See also rider attached hereto and made a part hereof containing article 41, inclusive as well as Exhibits A through B, inclusive, which Exhibits are attached hereto and made a part hereof.


         Exhibits                                    Description

         Exhibit A                                   Legal Description
         Exhibit B                                   Demised Premises

SUBMISSION:

         40. Submission of this instrument to Lessee or proposed Lessee or his agents or attorneys for examination, review, consideration or signature does not constitute or imply an offer to lease, reservation of space, or option to lease, and this instrument shall have no binding legal affect until execution hereof by both Lessor/Owner and Lessee or its agents.

REPRESENTATION:

         41. It is agreed and understood that Craig Patterson, Dennis Panzer, agent or broker with the Sholard Group, Inc. is representing Crown Packaging Corp., and or its assigns.

IMPROVEMENTS:

         42. Lessee, at Lessee's expense will make any and all improvements to the Demised Premises, and are accepting and leasing the Demised Premises in its present "as is" condition. This included but is not limited to securing the Demised Premises from the balance of the building, separating and metering utilities, any permits, architectural and/or construction fees, and preparing the space for the operation Lessee's business practices.

OPTION TO RENEW:

         43. Lessee is hereby granted a five (5) year renewal option under the same terms and conditions of Lease as set forth herein provided however Lessee is not in default of any Lease condition and except that the base rental rate will be a "market rate" to be mutually agreed upon between Lessor and Lessee. Lessee shall give written notice to Lessor no later than 180 days prior to expiration of Lease term of intent to renew.

EXCLUSIONS FROM TAXES & OPERATING EXPENSES:

         44. Part I - Items Excluded from Real Estate Taxes Notwithstanding the foregoing in no event shall Tenant's share of Real Estate Taxes and/or assessment include payments which are attributable to land or buildings not otherwise included within the Premises. All refunds, rebates and discounts received by Landlord in connection with such Real Estate Taxes shall be deducted prior to the calculation of Tenant's proportionate share of the Real Estate
Taxes: Real Estate Taxes shall not include any of the following items incurred by Landlord: (1) income tax; tax on rents or rentals, excess profits or revenue tax, excise tax or inheritance tax gift tax; franchise tax, corporation tax, capital tax transfer, estate succession or other similar tax or charge that may be payable by or chargeable to the Landlord under any present or future laws;
(2) interest or penalties imposed upon Landlord for late payment of Real Estate Taxes, unless penalty is caused by Tenant's failure to pay proportionate share of taxes.

         45.      Part II:  Items Excluded from Operating Expenses:

         The following items shall in all cases be excluded from Operating
Expenses:

         (a) The cost of any work performed (such as preparing a tenant's space for occupancy, including painting and decorating) of services provided (such as separately metered electricity for any tenant including Tenant) at such tenant's cost, or provided by Landlord without charge as an inducement to lease such as free rent or improvement allowances;

         (b)      deleted

         (c)      deleted

         (d) the cost of any items for which Landlord is reimbursed by insurance proceeds, condemnation awards, a tenant of the premises, or otherwise;

         (e) the cost of any additions to the Premises which would increase the total square footage of the building, or operating expenses generated by such additions, after the date of this Lease;

         (f) the cost of any repairs, alterations, additions, changes, replacements, tools and equipment and the like which under generally accepted accounting principles, consistently applied, are properly classified as capital expenditures, capital repairs, capital improvements or capital items;

         (g) insurance premiums to the extent any other tenant causes Landlord's existing insurance premiums to increase or requires Landlord to purchase additional insurance;

         (h) interest and unpaid principal payments on any debt, depreciation, and rental under any mortgage, trust, deed, ground lease or other underlying lease or any form of amortization payment as determined in accordance with generally accepted accounting principles, consistently applied;

         (i) any marketing costs, space planning costs, real estate brokerage commission, legal costs or other costs incurred in procuring relocating or negotiating with tenants, including, without limitation, with respect to new lessees, subleases, lease modifications, lease assignments and other transaction with actual or prospective tenants, or any fees lieu of commissions;

         (j)  deleted

         (k)      deleted

         (l)      deleted

         (m) any expenses for repairs or maintenance which are covered by warranties, guarantees or service contracts, for which Lessor receives reimbursement (excluding any mandatory deductibles);

         (o)      deleted

         (p)      deleted

         (q) costs incurred due to the violation by Landlord, service provider or any other tenant of occupant of any lease or other contract relating to the Premises;

         (r) governmental fines and/or penalties incurred as a result of Landlord's negligence, inability or unwillingness to make payments when due;

         (s)      charitable or political contributions;

         (t) any cost incurred in connection with the investigation, reporting, remediation or abatement of any Hazardous Material located (or alleged to be located) in, on, under or about the premises and any cost incurred in connection with any governmental investigation, order, proceeding or report with respect thereto prior to this agreement;

         (u)      deleted

         (v) costs and expenses incurred by reason of the negligence or misconduct of Landlord, other tenants or their agents, contractors, and service providers;

         (w) costs and expenses associated with the operation of the business of the entity which constitutes Landlord tax opposed to operation of the premises), including without limitation, disputes between parties, sale and financing matters, accounting matters, income taxation matters and disputes with employees or persons who own an interest in Landlord;

         (x)      deleted

IN WITNESS WHEREOF, the Lessor and the Lessee have caused these presents to be executed in form and manner sufficient to bind them at law, as of the day and year first above written.

Lessee:                                              Lessor:


/s/ Robin R. Young                                    Crown Packaging Corp.

By:/s/ Robin R. Young                                 By:/s/ Fred L. Antmon
Its:  President                                       Its:  President


STATE OF MINNESOTA                  )
                                    ) SS:
COUNTY OF HENNEPIN                  )

On this 21st day of October, 1994, personally came before me, a Notary Public within and for said County, Robin Young, to me well known to be the same persons described in and who executed the foregoing instrument, and acknowledged that they executed the same as their free act and deed.


/s/ Judith K. Timmons
Notary Public


STATE OF MISSOURI                   )
                                    ) SS:
COUNTY OF ST. LOUIS                 )

On this 26th day of October, 1994, personally came before me, a Notary Public within and for said County, Fred L. Antmon, to me well known to be the same persons described in and who executed the foregoing instrument, and acknowledged that they executed the same as their free act and deed.


/s/ Ray D. Hunt
Notary Public